Exhibit B

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAW. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR EXERCISED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, INCLUDING PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OR PURSUANT TO A PRIVATE SALE EFFECTED UNDER APPLICABLE SEC INTERPRETATION OR GUIDANCE, SUCH AS A SO-CALLED “4[(a)](1) AND A HALF SALE.” NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

AN INVESTMENT IN THESE SECURITIES INVOLVES A HIGH DEGREE OF RISK. HOLDERS MUST RELY ON THEIR OWN ANALYSIS OF THE INVESTMENT AND ASSESSMENT OF THE RISKS INVOLVED.

Warrant to Purchase shares	Warrant Number

Warrant to Purchase Common Stock
of
Nuo Therapeutics, Inc.

THIS CERTIFIES that ____________ or any subsequent holder hereof (“Holder”) has the right to purchase from Nuo Therapeutics, Inc., a Delaware corporation (the “Company”), ________ (______) fully paid and nonassessable shares of the Company’s common stock, $0.0001 par value per share (“Common Stock”), subject to adjustment as provided herein, at a price equal to the Exercise Price (as defined in Section 3 below), at any time during the Term (as defined in Section 1 below).

Holder agrees with the Company that this Warrant to Purchase Common Stock of the Company (this “Warrant” or this “Agreement”) is issued and all rights hereunder shall be held subject to all of the conditions, limitations and provisions set forth herein.

1.      Date of Issuance and Term.

This Warrant shall be deemed to be issued on June [__], 2017 (“Date of Issuance”). The term of this Warrant begins on the Date of Issuance and ends at 5:00 p.m., New York City time, on the date that is ten (10) years after the Date of Issuance (the “Term”). This Warrant was issued pursuant to that certain Exchange Agreement (the “Exchange Agreement”) by and among the Company, Deerfield Private Design Fund II, L.P., Deerfield Private Design International II, L.P. and Deerfield Special Situations Fund, L.P., dated as of June 9, 2017, and in conjunction with that certain Registration Rights Agreement (as may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Registration Rights Agreement”) by and among the Company and the Investors (as defined in the Exchange Agreement), dated as of June [ ], 2017.

Notwithstanding anything herein to the contrary, the Company shall not issue to the Holder, and the Holder may not acquire, a number of shares of Common Stock upon exercise of this Warrant to the extent that, upon such exercise, the number of shares of Common Stock then beneficially owned by the Holder and its Affiliates and any other persons or entities whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (including shares held by any “group” of which the Holder is a member, but excluding shares beneficially owned by virtue of the ownership of securities or rights to acquire securities that have limitations on the right to convert, exercise or purchase similar to the limitation set forth herein), would exceed 9.985% of the total number of shares of Common Stock then issued and outstanding (the “9.985% Cap”); provided, however, that the 9.985% Cap shall only apply to the extent that the Common Stock is deemed to constitute an “equity security” pursuant to Rule 13d-1(i) promulgated under the Exchange Act. For purposes hereof, “group” has the meaning set forth in Section 13(d) of the Exchange Act and applicable regulations of the Securities and Exchange Commission (the “SEC”), and the percentage held by the Holder shall be determined in a manner consistent with the provisions of Section 13(d) of the Exchange Act. Upon the written request of the Holder, the Company shall, within two (2) Trading Days, confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding.

For purposes hereof:

“Affiliate” means any person or entity that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a person or entity, as such terms are used in and construed under Rule 144 (“Rule 144”) under the Securities Act of 1933, as amended (the “Securities Act”). With respect to a Holder, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Holder shall, for purposes hereof, be deemed to be an Affiliate of such Holder.

“Asset Sale” means a transaction covered by the provisions of clause (B) of the definition of “Major Transaction” involving the sale or transfer of all or substantially all of the assets of the Company (including, for the avoidance of doubt, all or substantially all of the assets of the Company and its Subsidiaries (as defined in the Exchange Agreement), taken as a whole) in connection with which the Company has announced its intention to liquidate and distribute its assets to stockholders.

 “Business Day” means a day other than a Saturday or Sunday or any other day on which commercial banks are authorized or required by law to close in New York City.

“Cashless Major Exercise” shall mean an exercise of this Warrant or portion thereof as a “Cashless Major Exercise” in accordance with Sections 3(b) and 5(c)(i) hereof.

“Cash Out Major Transaction” means a Major Transaction in which the consideration payable to holders of Common Stock in connection with the Major Transaction consists solely of cash.

“Eligible Market” means the OTC Bulletin Board, the OTCQX Market, the OTCQB Market, the New York Stock Exchange, Inc., the NYSE Arca, the NASDAQ Capital Market, the NASDAQ Global Market, the NASDAQ Global Select Market, the NYSE MKT or, in each case, any successor thereto.

“Intrinsic Value” shall mean the intrinsic value of this Warrant, or applicable portion thereof, as determined in accordance with Schedule 1 hereto.

“Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of a Major Transaction.

“Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

“Standard Settlement Period” means the standard settlement period for equity trades effected on securities exchanges in the United States, expressed in a number of Trading Days, as in effect on the date of delivery of the Exercise Form and set forth therein.

“Successor Entity” means any Person purchasing the Company’s assets or Common Stock in a Major Transaction, or any successor entity resulting from such Major Transaction, or if the Warrant is to be exercisable for shares of capital stock of a Parent Entity (as defined above), such Person’s Parent Entity.

“Successor Major Transaction” means either a Takeout Major Transaction or an Asset Sale.

“Successor Major Transaction Consideration” means (i) in the case of a Takeout Major Transaction (other than a Cash Out Major Transaction), the amount of cash and other assets and the number of securities or other property of the Successor Entity or other entity that would be issuable in such Major Transaction to holders of Common Stock, in respect of a number of shares of Common Stock equal to the aggregate number of Warrant Shares for which this Warrant is exercisable (or such applicable portion subject to a Successor Major Transaction Conversion), assuming a Cashless Exercise of this Warrant immediately prior to the consummation of such Major Transaction, and (ii) in the case of an Asset Sale or a Cash Out Major Transaction, an amount of cash equal to the Intrinsic Value of the Warrant.

“Takeout Major Transaction” means a transaction covered by the provisions of clause (A) of the definition of “Major Transaction” in which the shares of Common Stock of the Company are converted into the right to receive cash, securities of another entity and/or other assets.

“Trading Day” shall mean any day on which the Common Stock is traded for any period on the NASDAQ Capital Market, or on the principal securities exchange or other securities market on which the Common Stock is then being traded; provided, however, that during any period in which the Common Stock is not listed or quoted on the NASDAQ Capital Market or any other securities exchange or market, the term “Trading Day” shall mean any Business Day.

2.      Exercise.

(a)      Manner of Exercise. During the Term (or, in respect of a Cashless Major Exercise, the Cashless Major Exercise Period (as defined below)), this Warrant may be Exercised as to all or any lesser number of whole shares of Common Stock covered hereby (the “Warrant Shares” or the “Shares”) by sending to the Company the Exercise Form attached hereto as Exhibit A-1 (the “Exercise Form”) duly completed and executed, and, if applicable, the full Exercise Price (as defined below, which may be satisfied by a Cash Exercise, a Cashless Exercise or a Preferred Share Exchange Exercise, as each is defined below) for each share of Common Stock as to which this Warrant is Exercised, at the office of the Company,207A Perry Parkway, Suite 1
Gaithersburg, MD 20877; Phone: (240) 499-2680, Fax: (240) 499-2690, Email: rdemaio@nuot.com, or at such other office or agency as the Company may designate in writing, by overnight mail, facsimile or electronic mail (any such exercise of the Warrant being hereinafter called an “Exercise” of this Warrant); provided, however that this Warrant may only be Exercised in a Cash Exercise if, on the Date of Exercise, the Holder qualifies as an “accredited investor” as defined in Rule 501 of Regulation D under the Securities Act. Delivery of an Exercise Form in respect of a Cash Exercise shall constitute a representation by the Holder that it qualifies as an “accredited investor” as defined in Rule 501 of Regulation D under the Securities Act as of the Date of Exercise, and the Company shall rely on such representation for purposes of effecting such Exercise and issuing and delivering Exercise Shares with respect thereto.

(b)      Date of Exercise. The “Date of Exercise” of the Warrant shall be defined as the date that the Exercise Form attached hereto as Exhibit A, completed and executed, is sent by facsimile or electronic mail to the Company, provided that the Exercise Price, if applicable, is satisfied as soon as practicable, but in any event no later than two (2) Trading Days, thereafter. Alternatively, the Date of Exercise shall be defined as the date the original Exercise Form is received by the Company, if the Holder has not previously sent the Exercise Form by facsimile or electronic mail, provided that the Exercise Price, if applicable, is satisfied as soon as practicable, but in any event no later than two (2) Trading Days, after such receipt. On the Date of Exercise, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been Exercised, irrespective of the date such Warrant Shares are credited to the Holder’s or its designee’s Depository Trust Company (“DTC”) account or the date of delivery of the certificates evidencing such Warrant Shares, as the case may be; provided, however, that in the event an Exercise Form in respect of a Cashless Major Exercise is delivered prior to the occurrence of the applicable Major Transaction, the Holder shall be deemed to have become the holder of record of the shares issuable upon such exercise immediately prior to the consummation of such Major Transaction and the Date of Exercise shall in such event be deemed to have occurred on the date of the occurrence of the Major Transaction. The Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days following the date the final Exercise Form is delivered to the Company. Execution and delivery of an Exercise Form with respect to a partial Exercise shall have the same effect as cancellation of the original Warrant and issuance of a New Warrant evidencing the right to purchase the remaining number of Warrant Shares.

(c)      Delivery of Common Stock Upon Exercise. Within the earlier of (x) three (3) Trading Days and (y) the number of Trading Days comprising the Standard Settlement Period after any Date of Exercise (the “Delivery Period”), the Company shall issue and deliver (or cause its transfer agent (the “Transfer Agent”) to issue and deliver) in accordance with the terms hereof to or upon the order of the Holder that number of shares of Common Stock (“Exercise Shares”) for the portion of this Warrant exercised as shall be determined in accordance herewith. Upon the Exercise of this Warrant or any part hereof, the Company shall, at its own cost and expense, take all necessary action, including obtaining and delivering an opinion of counsel, to assure that the Transfer Agent shall issue stock certificates in the name of the Holder (or its nominee) or such other persons as designated by the Holder and in such denominations as the Holder shall specify at Exercise, representing the number of shares of Common Stock issuable upon such Exercise. The Company warrants that no instructions other than these instructions have been or will be given to the Transfer Agent and that, unless waived by the Holder, the Exercise Shares will be free-trading, and freely transferable, and will not contain or be subject to a legend (or be subject to any stop transfer instruction) restricting the resale or transferability of the Exercise Shares if the Unrestricted Conditions (as defined below) are met.

(d)      Delivery Failure. In addition to any other remedies which may be available to the Holder, in the event that the Company fails for any reason to effect delivery of the Exercise Shares by the end of the Delivery Period (a “Delivery Failure”), the Holder will be entitled to revoke all or part of the relevant Exercise by delivery of a notice to such effect to the Company whereupon the Company and the Holder shall each be restored to their respective positions immediately prior to the delivery of such notice of revocation, except that the liquidated damages described herein shall be payable through the date such notice of revocation is given to the Company.

(e)      Legends.

(i)      Restrictive Legend. The Holder understands that until such time as this Warrant and the Exercise Shares have been registered under the Securities Act or otherwise may be sold pursuant to Rule 144 or an exemption from registration under the Securities Act without any restriction as to the number of securities as of a particular date that can then be immediately sold, this Warrant and the Exercise Shares, as applicable, may bear a restrictive legend in substantially the following form (and a stop-transfer order consistent therewith may be placed against transfer of the certificates for such securities):

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER SAID ACT, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SAID ACT INCLUDING PURSUANT TO RULE 144 UNDER SAID ACT OR PURSUANT TO A PRIVATE SALE EFFECTED UNDER SEC INTERPRETATION OR GUIDANCE, SUCH AS A SO-CALLED “4[(a)](1) AND A HALF” SALE.” NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.”

“THE SALE, TRANSFER OR ASSIGNMENT OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN REGISTRATION RIGHTS AGREEMENT DATED AS OF JUNE [ ], 2017, AS AMENDED FROM TIME TO TIME, AMONG THE COMPANY AND CERTAIN HOLDERS OF ITS OUTSTANDING SECURITIES. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY.”

(ii)      Removal of Restrictive Legends. This Warrant and the certificates (or electronic book entries, if applicable) evidencing the Exercise Shares, as applicable, shall not contain or be subject to any legend restricting the transfer thereof (including the legend set forth above in subsection 2(e)(i)) or be subject to any stop-transfer instructions: (A) while a registration statement (including a Registration Statement, as defined in the Registration Rights Agreement) covering the resale of such security is effective under the Securities Act, or (B) following any sale of such Warrant and/or Exercise Shares pursuant to Rule 144, or (C) if such Warrant and/or Exercise Shares are eligible for sale under Rule 144(b)(1), or (D) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the SEC) (collectively, the “Unrestricted Conditions”). The Company shall cause its counsel to issue a legal opinion to the Transfer Agent promptly after the Effective Date, or at such other time as any of the Unrestricted Conditions have been met, if required by the Transfer Agent to effect the issuance of this Warrant and/or the Exercise Shares, as applicable, without a restrictive legend or removal of the legend hereunder. If any of the Unrestricted Conditions with respect to this Warrant or the Exercise Shares are met at the time of issuance of this Warrant or the Exercise Shares, as applicable, then such Warrant or Exercise Shares, as applicable, shall be issued free of all legends and stop-transfer instructions. The Company agrees that following the Effective Date, or at such time as the Unrestricted Conditions are met or such legend is otherwise no longer required under this Section 2(e), it will, no later than the earlier of (x) three (3) Trading Days and (y) the number of Trading Days comprising the Standard Settlement Period following the delivery (the “Unlegended Shares Delivery Deadline”) by the Holder to the Company of this Warrant and a certificate representing Exercise Shares, issued with a restrictive legend (such third Trading Day, the “Legend Removal Date”), deliver or cause to be delivered to such Holder this Warrant and/or a certificate (or electronic transfer) representing such shares that is free from all restrictive and other legends (or similar notations). For purposes hereof, “Effective Date” shall mean the date that the first Registration Statement that the Company is required to file pursuant to the Registration Rights Agreement has been declared effective by the SEC.

(iii)      Sale of Unlegended Shares. Holder agrees that the removal of the restrictive legend from this Warrant and any certificates representing securities as set forth in Section 2(e) above is predicated upon the Company’s reliance that the Holder will sell this Warrant or any Exercise Shares, as applicable, pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if such securities are sold pursuant to a Registration Statement, they will be sold in compliance with the plan of distribution set forth therein.

(f)      Cancellation of Warrant. This Warrant shall be canceled upon the full Exercise of this Warrant, and, as soon as practical after the Date of Exercise, Holder shall be entitled to receive Common Stock for the number of shares purchased upon such Exercise of this Warrant, and if this Warrant is not Exercised in full, Holder shall be entitled to receive a new Warrant (containing terms identical to this Warrant) representing any unexercised portion of this Warrant in addition to such Common Stock; provided, however, as set forth in Section 2(b), Holder shall not be required to physically surrender this warrant if the Warrant is not Exercised in full.

(g)      Holder of Record. Each person in whose name any Warrant for shares of Common Stock is issued shall, for all purposes, be deemed to be the Holder of record of such shares on the Date of Exercise, irrespective of the date of delivery of the Common Stock purchased upon the Exercise of this Warrant.

(h)      Delivery of Electronic Shares. In lieu of delivering physical certificates representing the Common Stock issuable upon Exercise or legend removal, upon written request of the Holder, the Company shall cause the Transfer Agent to electronically transmit the Common Stock issuable upon Exercise to the Holder by crediting the account of the Holder’s prime broker with DTC through its Deposit/Withdrawal at Custodian (DWAC) system. The time periods for delivery and penalties described herein shall apply to the electronic transmittals described herein. Any delivery not effected by electronic transmission shall be effected by delivery of physical certificates.

(i)      Buy-In. In addition to any other rights or remedies available to the Holder hereunder or otherwise at law or in equity, if the Company fails to cause its Transfer Agent to deliver to the Holder a certificate or certificates, or electronic shares through DWAC, representing the Exercise Shares pursuant to an Exercise on or before the last day of the Delivery Period, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder or Holder’s brokerage firm otherwise purchases shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Exercise Shares which the Holder was entitled to receive upon such Exercise (a “Buy-In”), then the Company shall (1) pay in cash to the Holder the amount by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Exercise Shares that the Company was required to deliver to the Holder in connection with the Exercise at issue by (B) the price at which the sell order giving rise to such purchase obligation was executed, and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Exercise Shares for which such Exercise was not honored (and refund the Exercise Price therefor, to the extent paid by Holder, and/or reinstate the principal amount of any indebtedness used to satisfy the applicable Exercise Price) or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its Exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted Exercise to cover the sale of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (1) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Company. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon Exercise of the Warrant as required pursuant to the terms hereof.

3.      Payment of Warrant Exercise Price for Cash Exercise or Cashless Exercise; Cashless Major Exercise.

(a)      Exercise Price. The exercise price shall initially equal $[Public Offering price plus 10%] per share, subject to adjustment pursuant to the terms hereof (as adjusted, the “Exercise Price”), including but not limited to Section 5 below.

Payment of the Exercise Price may be made by either of the following, or a combination thereof, at the election of Holder:

(i)      Cash Exercise: The Holder may exercise this Warrant in cash, bank or cashier’s check or wire transfer (a “Cash Exercise”);

(ii)      Cashless Exercise: In lieu of paying all or any portion of the Exercise Price in cash, the Holder, at its option, may exercise this Warrant (in whole or in part) on a cashless basis by making appropriate notation on the applicable Exercise Form, in which event the Company shall issue Holder a number of shares of Common Stock computed using the following formula (a “Cashless Exercise”):

X = Y (A-B)/A

where:     X = the number of shares of Common Stock to be issued to Holder.

Y = the number of shares of Common Stock for which this Warrant is being Exercised.

A = the Market Price of one (1) share of Common Stock (for purposes of this Section 3(a)(ii), where “Market Price,” as of any date, means the Volume Weighted Average Price (as defined herein) of the Company’s Common Stock over the ten (10) consecutive Trading Day period immediately preceding the Date of Exercise, or other date in question, as applicable.

B = the Exercise Price.

As used herein, the “Volume Weighted Average Price” for any security as of any date means the volume weighted average sale price on NASDAQ Capital Market (“NASDAQ”) as reported by, or based upon data reported by, Bloomberg Financial Markets or an equivalent, reliable reporting service mutually acceptable to and hereafter designated by holders of a majority in interest of the Warrants and the Company (“Bloomberg”) or, if NASDAQ is not the principal trading market for such security, the volume weighted average sale price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or, if no volume weighted average sale price is reported for such security, then the last closing trade price of such security as reported by Bloomberg, or, if no last closing trade price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security that are listed or quoted on the OTC Bulletin Board, OTCQX Market, OTCQB Market or in the “pink sheets” by the Pink OTC Market, Inc. If the Volume Weighted Average Price cannot be calculated for such security on such date in the manner provided above, the volume weighted average price shall be the fair market value as mutually determined by the Company and the Holders of a majority in interest of the Warrants being Exercised for which the calculation of the volume weighted average price is required in order to determine the Exercise Price of such Warrants.

(iii)       Preferred Share Exchange Exercise: In lieu of paying all or any portion of the Exercise Price in cash, the Holder, at its option may exercise this Warrant (in whole or in part) through an exchange of a number of shares of Series B Preferred Stock of the Company (“Series B Preferred Stock”) having an aggregate Series B Liquidation Preference (as defined in the Certificate of Designations of Series B Preferred Stock) equal to the aggregate Exercise Price or portion thereof sought to be satisfied in accordance with Section 10 of the Certificate of Designations of the Series B Preferred Stock.

For purposes of Rule 144 and subsection (d)(3)(ii) thereof, it is intended, understood and acknowledged that the Common Stock issuable upon Exercise of this Warrant in a Cashless Exercise transaction or a Preferred Share Exchange Exercise transaction shall be deemed to have been acquired, and the holding period thereof shall be deemed to have commenced, at the time the Series A Preferred Shares (as defined in the Exchange Agreement) were issued. As provided in Section 2(b), the Holder shall only be required to physically surrender this Warrant in the event that the Holder is exercising this Warrant in full.

(b)      Cashless Major Exercise: To the extent the Holder shall exercise this Warrant as a Cashless Major Exercise pursuant to Section 5(c)(i) and 5(c)(iii) below, the Holder shall send to the Company (in any manner permitted under Section 2(a)) the Exercise Form indicating that the Holder is exercising this Warrant (or any portion thereof) pursuant to a Cashless Major Exercise, in which event the Company shall either issue a number of shares of Common Stock equal to the Intrinsic Value of the Warrant (or such applicable portion being exercised) divided by the Volume Weighted Average Price of the Common Stock for the five (5) consecutive Trading Days immediately preceding the date on which the applicable Major Transaction is consummated, or, if in respect of a Cashless Major Exercise made after the date of consummation of the applicable Major Transaction, for the five (5) consecutive Trading Days immediately preceding the date on which the exercise form in respect of such Cashless Major Exercise is delivered, subject to the Cashless Major Exercise Cap (as defined below). As provided in Section 2(b), the Holder shall only be required to physically surrender this Warrant in the event that the Holder is exercising this Warrant in full. The Holder shall be permitted to make successive Cashless Major Exercises and send successive Exercise Forms in respect of a Cashless Major Exercise from time to time at any time during the Cashless Major Exercise Period. Notwithstanding any contrary provision contained herein, the Company shall not be obligated to issue shares of Common Stock in respect of a Cashless Major Exercise to the extent that the aggregate number of shares issuable in respect of all Cashless Major Exercises effected by the Holder hereunder would exceed 125% of the Warrant Shares issuable hereunder assuming a Cash Exercise of this Warrant as of the date of the public announcement of the Major Transaction to which such Cashless Major Exercise relates (the “Cashless Major Exercise Cap”).

(c)      Reserved.

(d)      Dispute Resolution. In the case of a dispute as to the determination of the closing price or the Volume Weighted Average Price of the Company’s Common Stock or the arithmetic calculation of the Exercise Price, Market Price or the Successor Major Transaction Consideration, the Company shall submit the disputed determinations or arithmetic calculations via facsimile within two (2) Business Days of receipt, or deemed receipt, of the Exercise Form or Major Transaction Early Termination Notice, or other event giving rise to such dispute, as the case may be, to the Holder. If the Holder and the Company are unable to agree upon such determination or calculation within two (2) Business Days of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall, within two (2) Business Days submit via facsimile (i) the disputed determination of the closing price or the Volume Weighted Average Price of the Company’s Common Stock to an independent, reputable investment bank selected by the Company and approved by the Holder, which approval shall not be unreasonably withheld, or (ii) the disputed arithmetic calculation of the Exercise Price, Market Price or any Successor Major Transaction Consideration to the Company’s independent, outside registered public accountants. The Company shall cause the investment bank or the accountants, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than five (5) Trading Days from the time the investment bank or the accountants, as the case may be, receives the disputed determinations or calculations. Such investment bank’s or accountants’ determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error. Notwithstanding the existence of a dispute contemplated by this paragraph, if requested by Holder, the Company shall issue to Holder the Exercise Shares not in dispute in accordance with the terms hereof.

4.      Transfer and Registration.

(a)      Transfer Rights. Subject to the provisions of Section 8 of this Warrant, this Warrant may be transferred on the books of the Company, in whole or in part, in person or by attorney, upon surrender of this Warrant properly completed and endorsed. This Warrant shall be canceled upon such surrender and, as soon as practicable thereafter, the person to whom such transfer is made shall be entitled to receive a new Warrant or Warrants as to the portion of this Warrant transferred, and Holder shall be entitled to receive a new Warrant as to the portion hereof retained.

(b)      Registrable Securities. The Common Stock issuable upon the Exercise of this Warrant entitles Holder (and applicable assignees or transferees of such Common Stock) to registration and other rights pursuant to the Registration Rights Agreement.

5.      Adjustments Upon Certain Events.

(a)      Participation. The Holder, as the holder of this Warrant, shall be entitled to receive such dividends paid and distributions of any kind made to the holders of Common Stock of the Company to the same extent as if the Holder had Exercised this Warrant into Common Stock (without regard to any limitations on exercise herein or elsewhere and without regard to whether or not a sufficient number of shares are authorized and reserved to effect any such exercise and issuance) and had held such shares of Common Stock on the record date for such dividends and distributions. Payments under the preceding sentence shall be made concurrently with the dividend or distribution to the holders of Common Stock.

(b)       Recapitalization or Reclassification. If the Company shall at any time effect a stock split, payment of stock dividend, recapitalization, reclassification or other similar transaction of such character that the shares of Common Stock shall be changed into or become exchangeable for a larger or smaller number of shares, then upon the effective date thereof, the number of shares of Common Stock which Holder shall be entitled to purchase upon Exercise of this Warrant shall be increased or decreased, as the case may be, in direct proportion to the increase or decrease in the number of shares of Common Stock by reason of such stock split, payment of stock dividend, recapitalization, reclassification or similar transaction, and the Exercise Price shall be, in the case of an increase in the number of shares, proportionally decreased and, in the case of decrease in the number of shares, proportionally increased. The Company shall give Holder the same notice it provides to holders of Common Stock of any transaction described in this Section 5(b).

(c)      Rights Upon Major Transaction.

(i)     Major Transaction. In the event that a Major Transaction occurs, then (1) in the case of a Successor Major Transaction, the Holder, at its option, may elect to cause the conversion of this Warrant (a “Successor Major Transaction Conversion”) in whole or in part, into the right to receive the Successor Major Transaction Consideration, upon consummation of the Major Transaction, and (2) in the case of all other Major Transactions, the Holder shall have the right to exercise this Warrant (or any portion thereof), at any time and from time to time following the occurrence of such event, as a Cashless Major Exercise. In the event the Holder shall not have exercised any of its rights under the preceding sentence within the applicable time periods set forth herein, then the Major Transaction shall be treated as an Assumption (as defined below) in accordance with Section 5(c)(ii) below unless the Holder waives its rights under this Section 5(c) with respect to such Major Transaction. Each of the following events shall constitute a “Major Transaction”:

(A)      a consolidation, merger, exchange of shares, recapitalization, reorganization, business combination or other similar event, (1) following which the holders of Common Stock immediately preceding such consolidation, merger, exchange, recapitalization, reorganization, combination or event either (a) no longer hold a majority of the shares of Common Stock or (b) no longer have the ability to elect a majority of the board of directors of the Company or (2) as a result of which shares of Common Stock shall be changed into (or the shares of Common Stock become entitled to receive) the same or a different number of shares of the same or another class or classes of stock or securities of the Company or another entity (collectively, a “Change of Control Transaction”);

(B)      the sale or transfer of significant assets of the Company which shall include, but not be limited to, a sale or transfer of assets in one transaction or a series of related transactions for a purchase price of more than $50,000,000, a sale or transfer of more than 50% of the Company’s assets or a sale or transfer of assets or proprietary rights that are material to the operations and business of the Company;

(C)      a purchase, tender or exchange offer made to the holders of outstanding shares of Common Stock, such that following such purchase, tender or exchange offer a Change of Control Transaction shall have occurred;

(D)      an issuance or series of issuances by the Company after the date of this Warrant (other than as part of the Public Offering (as defined in the Exchange Agreement), of an aggregate number of shares of Common Stock in excess of 20% of the Company’s outstanding Common Stock as of the date of such issuance;

(E)      the liquidation, bankruptcy, insolvency, dissolution or winding-up (or the occurrence of any analogous proceeding) affecting the Company;

(F)      the shares of Common Stock cease to be listed, traded or publicly quoted on the NASDAQ Capital Market and are not promptly re-listed or requoted on either the New York Stock Exchange, NYSE MKT, the NASDAQ Global Market or the NASDAQ Global Select Market; or

(G) the Common Stock ceases to be registered under Section 12 of the Exchange Act.

(ii)      Assumption. Any assumption of Company obligations under this paragraph shall be referred to herein as an “Assumption.” Unless otherwise provided in writing by the Holder, the Company shall not consummate a Major Transaction in which the Company is not the surviving entity or as a result of which the Company has a new Parent Entity, unless (A) each Person acquiring the Company’s assets or Common Stock (or Parent Entity thereof, as applicable), or any other successor entity resulting from such Major Transaction (in each case, a “Successor Entity”), assumes in writing all of the obligations of the Company under this Warrant, the Exchange Agreement and the Registration Rights Agreement in accordance with the provisions of this Section 5(c)(ii) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder prior to the consummation of such Major Transaction, including agreements to deliver to each Holder in exchange for its Warrants a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to the Warrants, that, among other things, (1) is exercisable for the appropriate number of shares of the Successor Entity’s capital stock (without regard to the 9.985% Cap or any other restriction or limitation on exercise, provided that such instrument shall contain a limitation on exercise comparable to that contained in the second paragraph of Section 1 of this Warrant), (2) has an exercise price similar to the then-effective Exercise Price (taking into account the relative value of Common Stock compared to the capital stock of the Successor Entity, and any conversion or exchange ratio applicable to the Common Stock in the Major Transaction) and exercise price adjustment provisions similar to those in the Warrants; (3) entitles the Holder to exercise its rights under Section 5(c)(i) in connection with the Major Transaction and (4) provides for registration rights similar to those provided by the Registration Rights Agreement and otherwise reasonably satisfactory to the Holder and (B) the Successor Entity (including its Parent Entity) is a publicly traded corporation whose common stock is quoted on or listed for trading on an Eligible Market. Upon the occurrence of any Major Transaction, any Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Major Transaction, the provisions of this Warrant, the Exchange Agreement and the Registration Rights Agreement referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of, the Company and shall assume all of the obligations of the Company under this Warrant with the same effect as if such Successor Entity had been named as the Company herein. Upon consummation of the Major Transaction, the Successor Entity shall deliver to the Holder confirmation that there shall be issued upon exercise of this Warrant at any time after the consummation of the Major Transaction, in lieu of the shares of Common Stock (or other securities, cash, assets or other property) issuable upon the exercise of the Warrants prior to such Major Transaction, such shares of publicly traded common stock (or their equivalent) of the Successor Entity, as adjusted in accordance with the provisions of this Warrant. The provisions of this Section shall apply similarly and equally to successive Major Transactions and shall be applied without regard to any limitations on the exercise of this Warrant other than any applicable beneficial ownership limitations.

(iii)      Notice; Major Transaction Early Termination Right; Notice of Cashless Major Exercise. At least thirty (30) days prior to the consummation of any Major Transaction, but, in any event, within five (5) Trading Days following the first to occur of (x) the date of the public announcement of such Major Transaction if such announcement is made before 4:00 p.m., New York City time, or (y) the day following the public announcement of such Major Transaction if such announcement is made on and after 4:00 p.m., New York City time, the Company shall deliver written notice thereof via facsimile and overnight courier to the Holder (a “Major Transaction Notice”). At any time during the period beginning after the Holder’s receipt of a Major Transaction Notice in respect of a Successor Major Transaction and ending five (5) Trading Days prior to the consummation of such Major Transaction (the “Early Termination Period”), the Holder may elect a Successor Major Transaction Conversion by delivering written notice thereof (“Major Transaction Early Termination Notice”) to the Company, which Major Transaction Early Termination Notice shall indicate the portion of the Warrant (with reference to the number of shares of Common Stock issuable upon a Cash Exercise of such portion, without regard to the 9.985% Cap, if less than the full Warrant) that the Holder is electing to be treated as a Successor Major Transaction Conversion. The portion of this Warrant subject to early termination pursuant to this Section 5(c)(iii), shall be converted into the right to receive the Successor Major Transaction Consideration.

To the extent the Holder shall elect to effect a Cashless Major Exercise in respect of a Major Transaction, the Holder shall deliver its Exercise Form in accordance with Section 3(b), at any time and from time to time following receipt by the Holder of the Major Transaction Notice until five (5) Trading Days prior to the consummation of such Major Transaction (the “Cashless Major Exercise Period”). For the avoidance of doubt, the Holder shall be permitted to make successive Cashless Major Exercises and send successive Exercise Forms in respect of a Cashless Major Exercise from time to time at any time during the Cashless Major Exercise Period.

(iv)      Injunction. Following the receipt of a Major Transaction Early Termination Notice from the Holder, in the event that the Company attempts to consummate a Successor Major Transaction without complying with Section 5(c)(ii), if applicable, or delivering the Successor Major Transaction Consideration to the Holder prior to consummation of such Major Transaction, the Holder shall have the right to apply for an injunction in any state or federal court sitting in the City of New York, borough of Manhattan to prevent the closing of such Major Transaction until the Successor Major Transaction Consideration is delivered to the Holder.

An early termination required by this Section 5(c) shall be made in accordance with the provisions of Section 12 and shall have priority to payments to holders of Common Stock in connection with a Major Transaction. To the extent an early termination required by this Section 5(c)(iv) is deemed or determined by a court of competent jurisdiction to be prepayments of the Warrant by the Company, such early termination shall be deemed to be voluntary prepayments. Notwithstanding anything to the contrary in this Section 5, until the Successor Major Transaction Consideration is paid in full, this Warrant may be exercised, in whole or in part, by the Holder into shares of Common Stock, or in the event the Exercise Date is after the consummation of the Major Transaction, shares of publicly traded common stock (or their equivalent) of the Successor Entity pursuant to Section 5(c). The parties hereto agree that in the event of the Company’s early termination of any portion of the Warrant under this Section 5(c), the Holder’s damages would be uncertain and difficult to estimate because of the parties’ inability to predict future interest rates and the uncertainty of the availability of a suitable substitute investment opportunity for the Holder. Accordingly, any premium due under this Section 5(c) is intended by the parties to be, and shall be deemed, a reasonable estimate of the Holder’s actual loss of its investment opportunity and not as a penalty.

(d)      Exercise Price Adjusted. As used in this Warrant, the term “Exercise Price” shall mean the purchase price per share specified in Section 3(a) of this Warrant, until the occurrence of an event stated in this Section 5 or otherwise set forth in this Warrant, and thereafter shall mean said price as adjusted from time to time in accordance with the provisions of said subsection. No adjustment made pursuant to any provision of this Section 5 shall have the net effect of increasing the Exercise Price in relation to the split adjusted and distribution adjusted price of the Common Stock.

(e)      Adjustments: Additional Shares, Securities or Assets. In the event that at any time, as a result of an adjustment made pursuant to this Section 5 or otherwise, Holder shall, upon Exercise of this Warrant, become entitled to receive shares and/or other securities or assets (other than Common Stock) then, wherever appropriate, all references herein to shares of Common Stock shall be deemed to refer to and include such shares and/or other securities or assets; and thereafter the number of such shares and/or other securities or assets shall be subject to adjustment from time to time in a manner and upon terms as nearly equivalent as practicable to the provisions of this Section 5.

(f)      Notice of Adjustments. Whenever the Exercise Price and/or number or type of securities issuable upon Exercise is adjusted pursuant to the terms of this Warrant, the Company shall promptly send to the Holder a notice (an “Exercise Price Adjustment Notice”) setting forth the Exercise Price and/or number or type of securities issuable upon Exercise after such adjustment and setting forth a statement of the facts requiring such adjustment. The Company shall, upon the written request at any time of the Holder, furnish to such Holder a like Warrant setting forth (i) such adjustment or readjustment, (ii) the Exercise Price at the time in effect and (iii) the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon Exercise of the Warrant. For purposes of clarification, whether or not the Company provides an Exercise Price Adjustment Notice pursuant to this Section 5(f), upon the occurrence of any event that leads to an adjustment of the Exercise Price, the Holder would be entitled to receive a number of Exercise Shares based upon the new Exercise Price, as adjusted, for exercises occurring on or after the date of such adjustment, regardless of whether the Holder accurately refers to the adjusted Exercise Price in the Exercise Form.

6.      Fractional Interests.

No fractional shares or scrip representing fractional shares shall be issuable upon the Exercise of this Warrant, but on Exercise of this Warrant, Holder may purchase only a whole number of shares of Common Stock. If, on Exercise of this Warrant, Holder would be entitled to a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon Exercise shall be the next higher whole number of shares.

7.      Reservation of Shares.

From and after the date hereof, the Company shall at all times reserve for issuance such number of authorized and unissued shares of Common Stock (or other securities substituted therefor as herein above provided) as shall be sufficient for the Exercise of this Warrant and payment of the Exercise Price. If at any time the number of shares of Common Stock authorized and reserved for issuance is below the number of shares sufficient for the Exercise of this Warrant (a “Share Authorization Failure”) (based on the Exercise Price in effect from time to time), the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including calling a special meeting of stockholders to authorize additional shares to meet the Company’s obligations under this Section 7, in the case of an insufficient number of authorized shares, and using its best efforts to obtain stockholder approval of an increase in such authorized number of shares. The Company covenants and agrees that upon the Exercise of this Warrant, all shares of Common Stock issuable upon such Exercise shall be duly and validly issued, fully paid and nonassessable and not subject to preemptive rights, rights of first refusal or similar rights of any Person. The Company covenants and agrees that all shares of Common Stock issuable upon Exercise of this Warrant shall be approved for listing on NASDAQ, or, if that is not the principal trading market for the Common Stock, such principal market on which the Common Stock is traded or listed.

8.      Restrictions on Transfer.

(a)      Registration or Exemption Required. This Warrant has been issued in a transaction exempt from the registration requirements of the Securities Act by virtue of Section 4(a)(2) of the Securities Act and Rule 506 thereunder and exempt from registration or qualification under applicable state securities (or “blue sky”) laws. None of the Warrant or the Exercise Shares may be pledged, transferred, sold or assigned except pursuant to an effective registration statement or an exemption from the registration requirements of the Securities Act and applicable state laws including the so-called “4[(a)](1) and a half” transaction.

(b)      Assignment. Subject to Section 8(a), the Holder may sell, transfer, assign, pledge, or otherwise dispose of this Warrant, in whole or in part. Holder shall deliver a written notice to Company, substantially in the form of the Assignment attached hereto as Exhibit B, indicating the Person or Persons to whom the Warrant shall be assigned and the respective number of warrants to be assigned to each assignee. The Company shall effect the assignment within three (3) Business Days (the “Transfer Delivery Period”), and shall deliver to the assignee(s) designated by Holder a Warrant or Warrants of like tenor and terms entitling Holder to purchase the appropriate number of shares. This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and assigns of the Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant, and shall be enforceable by any such Holder. For avoidance of doubt, in the event Holder notifies the Company that such sale or transfer is a so called “4[(a)](1) and half” transaction, the parties hereto agree that a legal opinion from outside counsel for the Holder delivered to counsel for the Company substantially in the form attached hereto as Exhibit C shall be the only requirement under Section 8(a) to satisfy an exemption from registration under the Securities Act to effectuate such “4[(a)](1) and half” transaction.

9.      Noncircumvention.

The Company hereby covenants and agrees that the Company will not, by amendment of its certificate of incorporation, bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith carry out all the provisions of this Warrant and take all action as may be required to protect the rights of the Holder. Without limiting the generality of the foregoing, the Company (i) shall not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, and (ii) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

10.      Events of Failure.

(a)      Definition.

The occurrence of each of the following shall be considered to be an “Event of Failure.”

(i) A Delivery Failure occurs, where a “Delivery Failure” shall be deemed to have occurred if the Company fails to use its reasonable best efforts to deliver Exercise Shares to the Holder within any applicable Delivery Period;

(ii) A Legend Removal Failure occurs, where a “Legend Removal Failure” shall be deemed to have occurred if the Company fails to use its reasonable best efforts to issue this Warrant and/or Exercise Shares without a restrictive legend, or fails to use it reasonable best efforts to remove a restrictive legend, when and as required under Section 2(e) hereof;

(iii) a Transfer Delivery Failure occurs, where a “Transfer Delivery Failure” shall be deemed to have occurred if the Company fails to use its reasonable best efforts to deliver a Warrant within any applicable Transfer Delivery Period; and

(iv) a Registration Failure (as defined in the Registration Rights Agreement).

(b)      Failure Payments. The Company understands that any Event of Failure (as defined above) could result in economic loss to the Holder. In the event that any Event of Failure occurs, as compensation to the Holder for such loss, the Company agrees to pay (as liquidated damages and not as a penalty) to the Holder an amount of cash determined in accordance with this Section 10(b) (the “Failure Payments”). For purposes of clarification, it is agreed and understood that Failure Payments shall continue to accrue following any Event of Failure until all Failure Payments in respect of such Event of Failure are paid in full.

Upon any Registration Failure, in addition to all other available remedies that the Holder may pursue hereunder and under the Exchange Agreement, the Company shall pay additional damages to the Holder as set forth in the Registration Rights Agreement.

Upon any Event of Failure other than a Registration Failure, in addition to all other available remedies that the Holder may pursue hereunder and under the Exchange Agreement, the Company shall pay additional damages to the Holder for each day that such Event of Failure exists and is continuing in an amount equal to one percent (1%) of the Applicable Product (as defined below). Such payments shall accrue until the applicable Event of Failure has been cured in full. The term “Applicable Product” means, (i) in respect of a Delivery Failure, the product of (A) the number of Exercise Shares not issued to the Holder or its designee on or prior to the end of the applicable Delivery Period and to which the Holder is entitled and (B) the Volume Weighted Average Price of the Common Stock on the last day of the Delivery Period; (ii) in respect of a Legend Removal Failure, the product of (A) the number of Exercise Shares and/or Warrants not issued to the Holder or its designee when and as required pursuant to Section 2(e) and (B) the Volume Weighted Average Price of the Common Stock on the Legend Removal Date; (iii) in respect of a Transfer Delivery Failure, the product of (A) the number of Warrants not transferred within the applicable Transfer Delivery Period and (B) the Volume Weighted Average Price of the Common Stock on the last day of the Transfer Delivery Period.

The Company shall satisfy any Failure Payments under this Section 10(b) pursuant to Section 10(c) below. Failure Payments are in addition to any Shares that the Holder is entitled to receive upon Exercise of this Warrant.

(c)      Payment of Accrued Failure Payments. The Failure Payments for each Event of Failure shall be paid on or before the fifth (5th) Business Day of each month following a month in which Failure Payments accrued. Nothing herein shall limit the Holder’s right to pursue actual damages (to the extent in excess of the Failure Payments) for the Company’s Event of Failure, and the Holder shall have the right to pursue all remedies available at law or in equity (including a decree of specific performance and/or injunctive relief).

(d)      Maximum Interest Rate. Nothing contained herein or in any document referred to herein or delivered in connection herewith shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest or dividends required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Company to the Holder and thereby refunded to the Company.

11.      Liquidated Damages; Remedies.

(a)      The parties hereto acknowledge and agree that the sums payable as Failure Payments shall constitute liquidated damages and not penalties. The parties further acknowledge that (i) the amount of loss or damages likely to be incurred by the Holder is incapable or is difficult to precisely estimate, (ii) the amounts specified bear a reasonable proportion and are not plainly or grossly disproportionate to the probable loss likely to be incurred by the Holder, and (iii) the parties are sophisticated business parties and have been represented by sophisticated and able legal and financial counsel and negotiated this Agreement at arm’s length.

(b)      Remedies, Other Obligations, Breaches And Injunctive Relief. The remedies provided in this Warrant shall be cumulative and in addition to all other remedies available under this Warrant, the Exchange Agreement, the Registration Rights Agreement and any other Transaction Document, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of the Holder to pursue actual damages for any failure by the Company to comply with the terms of this Warrant. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the holder of this Warrant shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

12.      Holder’s Early Terminations.

(a)      Mechanics of Holder’s Early Terminations. In the event that the Company does not deliver the applicable Successor Major Transaction Consideration or the Exercise Shares in respect of a Cashless Major Exercise, to the Holder within the time period or as otherwise required pursuant to the terms hereof, at any time thereafter the Holder shall have the option, upon notice to the Company, in lieu of Cashless Major Exercise, as the case may be, to require the Company to promptly return to the Holder all or any portion of this Warrant that was submitted for early termination or exercise. Upon the Company’s receipt of such notice, (x) the applicable early termination or exercise, as the case may be, shall be null and void with respect to such applicable portion of this Warrant, (y) the Company shall immediately return this Warrant, or issue a new Warrant to the Holder representing the portion of this Warrant that was submitted for early termination or exercise and (z) the Exercise Price of this Warrant or such new Warrant shall be adjusted to the lesser of (A) the Exercise Price as in effect on the date on which the applicable early termination or exercise notice is voided and (B) the lowest closing price for the Common Stock on NASDAQ, or, if NASDAQ is not the principal trading market for the Common Stock, the principal securities exchange or other securities market on which the Common Stock is then being traded, during the period beginning on and including the date on which the applicable early termination or exercise notice is delivered to the Company and ending on and including the date on which the applicable early termination or exercise is voided, but no lower than [75% of the original Exercise Price], subject to adjustment in the event of a stock split, payment of stock dividend, recapitalization, reclassification or other similar transaction in a manner consistent with any adjustment to the Exercise Price required by Section 5(b). The Holder’s delivery of a notice voiding an early termination or exercise and exercise of its rights following such notice shall not affect the Company’s obligations to make any payments of Failure Payments which have accrued prior to the date of such notice with respect to the Warrant subject to such notice.

13.      Benefits of this Warrant.

Nothing in this Warrant shall be construed to confer upon any person other than the Company and Holder any legal or equitable right, remedy or claim under this Warrant and this Warrant shall be for the sole and exclusive benefit of the Company and Holder.

14.      Governing Law.

All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, stockholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, borough of Manhattan. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. The parties hereby waive all rights to a trial by jury. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

15.      Loss of Warrant.

Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Company, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

16.      Notice or Demands.

Except as otherwise provided herein, notices or demands pursuant to this Warrant to be given or made by Holder to or on the Company shall be sufficiently given or made if sent by overnight delivery with a nationally recognized overnight courier service, certified or registered mail, return receipt requested, postage prepaid, and addressed, until another address is designated in writing by the Company, to the address set forth in Section 2(a) above. To the extent any notice or demand pursuant to this Warrant can be made by electronic mail, such notice or demand given or made by Holder to or on the Company shall be sufficiently given or made if it is sent by electronic mail to the addresses that the Company shall designate in writing from time to time. Notices or demands pursuant to this Warrant to be given or made by the Company to or on Holder shall be sufficiently given or made if sent by overnight delivery with a nationally recognized overnight courier service, certified or registered mail, return receipt requested, postage prepaid, and addressed, to the address of Holder set forth in the Company’s records, until another address is designated in writing by Holder. To the extent any notice pursuant to this Warrant can be made by electronic mail, such notice or demand given or made by the Company to or on the Holder shall be sufficiently given or made if it is sent by electronic mail to the addresses that the Holder shall designate in writing from time to time.

17.      Material Non-public Information.

Upon receipt or delivery by the Company of any notice in accordance with the terms of this Warrant, unless the Company has in good faith determined that the matters relating to such notice do not constitute material, nonpublic information relating to the Company, the Company shall within one (1) Trading Day after any such receipt or delivery, publicly disclose such material, nonpublic information in a Current Report on Form 8-K or otherwise. In the event that the Company believes that a notice contains material, nonpublic information relating to the Company, the Company so shall indicate to the Holder contemporaneously with delivery of such notice, and in the absence of any such indication, the Holder shall be allowed to presume that all matters relating to such notice do not constitute material, nonpublic information relating to the Company.

18.      Construction.

Unless the context otherwise requires, (a) all references to Articles, Sections, Schedules or Exhibits are to Articles, Sections, Schedules or Exhibits contained in or attached to this Warrant, (b) words in the singular or plural include the singular and plural and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter and (c) the use of the word “including” in this Warrant shall be by way of example rather than limitation.

19.      Signatures.

In the event that any signature to this Warrant or any amendment hereto is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof. Notwithstanding the foregoing, the Company shall be obligated to deliver to the Holder an original signature to this Warrant. At the request of any party, each other party shall promptly re-execute an original form of this Warrant or any amendment hereto and deliver the same to the other party. No party hereto shall raise the use of a facsimile machine or e-mail delivery of a “.pdf” format data file to deliver a signature to this Warrant or any amendment hereto or the fact that such signature was transmitted or communicated through the use of a facsimile machine or e-mail delivery of a “.pdf” format data file as a defense to the formation or enforceability of a contract, and each party hereto forever waives any such defense.

IN WITNESS WHEREOF, the undersigned has executed this Warrant as of the _____ day of ______, 2017.

NUO THERAPEUTICS, INC.

By:
Print Name: David Jorden
Title: CEO/CFO

EXHIBIT A

EXERCISE FORM FOR WARRANT

TO: [               ]

CHECK THE APPLICABLE BOX:

☐	Cash Exercise, Cashless Exercise or Preferred Share Exchange Exercise

The undersigned hereby irrevocably exercises Warrant Number ____ (the “Warrant”) with respect to [_______] shares of Common Stock (the “Common Stock”) of Nuo Therapeutics, Inc., a Delaware corporation (the “Company”). [IF APPLICABLE: The undersigned hereby encloses $____ as payment of the Exercise Price.]

☐ The undersigned is exercising the Warrant with respect to [_______] shares of Common Stock pursuant to a Cashless Exercise, and makes payment of the Exercise Price with respect to such shares in full, all in accordance with the conditions and provisions of the Warrant applicable to such Cashless Exercise.

☐ The undersigned is exercising the Warrant with respect to [______] shares of Common Stock pursuant to a Preferred Share Exchange Exercise. The undersigned hereby agrees to exchange ____ shares of Series B Preferred Stock having an aggregate Series B Liquidation Preference equal to $____ in satisfaction of the Exercise Price in accordance with the conditions and provisions of the Warrant applicable to such Preferred Share Exchange Exercise.

☐	Cashless Major Exercise

The undersigned hereby irrevocably exercises the Warrant with respect to ____% of the Warrant currently outstanding pursuant to a Cashless Major Exercise in accordance with the terms of the Warrant.

1. The undersigned requests that any stock certificates for such shares be issued free of any restrictive legend, if appropriate, and, if requested by the undersigned, a warrant representing any unexercised portion hereof be issued, pursuant to the Warrant in the name of the undersigned and delivered to the undersigned at the address set forth below.

2. Capitalized terms used but not otherwise defined in this Exercise Form shall have the meaning ascribed thereto in the Warrant.

Dated: _______________

Signature

Print Name

Address

NOTICE

The signature to the foregoing Exercise Form must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.

EXHIBIT B

ASSIGNMENT

(To be executed by the registered holder
desiring to transfer the Warrant)

FOR VALUE RECEIVED, the undersigned holder of the attached warrant (the “Warrant”) hereby sells, assigns and transfers unto the person or persons below named the right to purchase __________ shares of the Common Stock of [               ], a Delaware corporation, evidenced by the attached Warrant and does hereby irrevocably constitute and appoint __________ attorney to transfer the said Warrant on the books of the Company, with full power of substitution in the premises.

Dated:
Signature

Fill in for new registration of Warrant:

Name

Address

Please print name and address of assignee

(including zip code number)

NOTICE

The signature to the foregoing Assignment must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.

EXHIBIT C

FORM OF OPINION

______, 20__

[___________]

Re:     [               ] (the “Company”)

Dear Sir:

[___________] (“[__________]”) intends to transfer _______ Warrants (the “Warrants”) of the Company to __________ (“________”) without registration under the Securities Act of 1933, as amended (the “Securities Act”). In connection therewith, we have examined and relied as to factual matters upon the truth of representations contained in an Investor Representation Letter attached hereto and have examined such other documents and issues of law as we have deemed relevant.

Based on and subject to the foregoing, we are of the opinion that the transfer of the Warrants by _______ to ______ may be effected without registration under the Securities Act, provided, however, that the Warrants to be transferred to _______ contain a legend restricting its transferability pursuant to the Securities Act and that transfer of the Warrants is subject to a stop order.

The foregoing opinion is furnished only to ____________ and may not be used, circulated, quoted or otherwise referred to or relied upon by you for any purposes other than the purpose for which furnished or by any other person for any purpose, without our prior written consent.

Very truly yours,

[FORM OF INVESTOR REPRESENTATION LETTER]

_____, 20__

[_________________]

Gentlemen:

_________ (“Buyer”) has agreed to purchase _________ Warrants (the “Warrants”) of [               ] (the “Company”) from [___________] (“[_________]”). Buyer understands that the Warrants are “restricted securities.” Buyer represents and warrants that Buyer is a sophisticated institutional investor that qualifies as an “accredited investor” as defined in Rule 501 of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”).

Buyer represents and warrants as of the date hereof as follows:

1. That it is acquiring the Warrants and the shares of common stock, $0.001 par value per share underlying such Warrants (the “Exercise Shares”) solely for its account for investment and not with a view to or for sale or distribution of said Warrants or Exercise Shares or any part thereof in violation of the Securities Act. ________ also represents that the entire legal and beneficial interests of the Warrants and Exercise Shares _________ is acquiring is being acquired for, and will be held for, its account only;

2. That the Warrants and the Exercise Shares must be held indefinitely unless they are registered under the Securities Act or an exemption from such registration is available. ________ recognizes that the Company has no obligation to register the Warrants, or to comply with any exemption from such registration;

3. That neither the Warrants nor the Exercise Shares may be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met.

Buyer acknowledges that the Company will place stop orders with respect to the Warrants and the Exercise Shares, and until such time as the Warrants and the Exercise Shares have been registered under the Securities Act or otherwise may be sold pursuant to Rule 144 or an exemption from registration under the Securities Act without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Warrants and the Exercise Shares, as applicable, may bear a restrictive legend in substantially the following form (and a stop-transfer order consistent therewith may be placed against transfer of the certificates for such securities)

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER SAID ACT, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SAID ACT INCLUDING PURSUANT TO RULE 144 UNDER SAID ACT OR PURSUANT TO A PRIVATE SALE EFFECTED UNDER APPLICABLE SEC INTERPRETATION OR GUIDANCE, SUCH AS A SO-CALLED “4[(a)](1) AND A HALF” SALE. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.”

“THE SALE, TRANSFER OR ASSIGNMENT OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN REGISTRATION RIGHTS AGREEMENT DATED AS OF _________, 20__, AS AMENDED FROM TIME TO TIME, AMONG THE COMPANY AND CERTAIN HOLDERS OF ITS OUTSTANDING SECURITIES. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY.”

At any time and from time to time after the date hereof, _________ shall, without further consideration, execute and deliver to [________] or the Company such other instruments or documents and shall take such other actions as they may reasonably request to carry out the transactions contemplated hereby.

Very truly yours,

Schedule 1

Intrinsic Value

Intrinsic Value

The excess of the Stock Price (determined in accordance with this Schedule 1) over the prevailing Exercise Price multiplied by the number of shares of Common Stock underlying the portion of this Warrant that is subject to the Cashless Major Exercise (by reference to the number of shares of Common Stock that would be issuable upon a Cash Exercise of the Warrant or such portion thereof).

Stock Price

The greater of (a) the average daily Volume Weighted Average Price of the Common Stock on NASDAQ, or, if that is not the principal trading market for the Common Stock, such principal market on which the Common Stock is traded or listed (the “Applicable VWAP”) for the five (5) consecutive Trading Days immediately preceding the date on which a Major Transaction is consummated and (b) the Applicable VWAP for the five (5) consecutive Trading Days immediately following the public announcement of a Major Transaction.